SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                             JULY 15, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                     MRI MEDICAL DIAGNOSTICS, INC.
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)

  COLORADO                       0-8735                      84-0682860
---------------                -----------                 --------------
(State or Other                (Commission                 (IRS Employer
Jurisdiction of               File Number)                 Identification
Incorporation)                                                 Number)


                      480 Camino Del Rio South #140
                          San Diego, California
                          ---------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)

                             (619) 718-6370
                             --------------
                     (Registrant's telephone number,
                          including area code)

Item 1.   Changes in Control of Registrant
          --------------------------------

          See Item 2

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On July 15, 1997, the Company approved the Agreement and Plan of Reorganization with Alpine Herbs & Nutrition International, Inc., a Nevada Corporation ("Alpine"). The Agreement provided for the acquisition of 100% of the common stock of Alpine for 4,000,000 post-split shares of the common stock of the Registrant.

          The Agreement contains numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this report.

          Concurrent with the approval and closing of this Agreement, the Board of Directors and Shareholders approved a five (5) to one
          (1) share reverse split of its common stock and selected four (4) new persons to the Board of Directors, Ronald C. Hibbard, Rod Jones, Dr. Arnold Fox and Lou Lessor. Ronald C. Hibbard was appointed the Registrant's new President and Chief Executive Officer and Rod Jones Vice President and Secretary.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)  Exhibits: Filed herewith pursuant to Reg. S-K Item 601 is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------

   10.1         5         Agreement and Plan of Reorganization dated
                          June 20, 1997 between the Registrant and
                          Alpine Herbs and Nutrition International, Inc.


                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MRI Medical Diagnostics, Inc.


Dated:  July 15, 1997                   By: /s/  Rod Jones
                                           ---------------------------
                                            Rod Jones
                                            Vice President